Corrected Transcript 05-Mar-2019 Sterling Construction Co., Inc. (STRL) Q4 2018 Earnings Call Total Pages: 16 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL)
Q4 2018 Earnings Call

Corrected Transcript
05-Mar-2019

CORPORATE PARTICIPANTS

Jennifer Maxwell
Director-Investor Relations, Sterling Construction Co., Inc.

Joseph A. Cutillo
President, Chief Executive Officer & Director, Sterling Construction Co., Inc.

Ronald A. Ballschmiede
Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc.

OTHER PARTICIPANTS

William Newby
Analyst, D.A. Davidson & Co.

Tahira Afzal
Analyst, KeyBanc Capital Markets, Inc.

Gerard Splane Edward Heffernan
Portfolio Manager, Walthausen & Co. LLC

MANAGEMENT DISCUSSION SECTION

Operator: Greetings, and welcome to the Sterling Construction Fourth Quarter and Full Year 2018 Earnings Conference Call. At this time, all participants are in a listen-only mode. A question-and-answer session will follow the formal presentation. [Operator Instructions] As a reminder, this conference is being recorded.

It is now my pleasure to introduce your host, Jennifer Maxwell, Director of Investor Relations. Thank you. You may begin.

Jennifer Maxwell
Director-Investor Relations, Sterling Construction Co., Inc.

Thank you, Donna. Good morning to everyone joining us for Sterling's 2018 fourth quarter and full year earnings conference call. I'm pleased to be here today to discuss our fourth quarter and full year results with Joe Cutillo, Sterling's Chief Executive Officer; and Ron Ballschmiede, Sterling's Chief Financial Officer. Joe will open the call with an overview of the quarter, the full year and 2019 outlook, as well as discuss the market. Ron will follow that up with a detailed discussion of the financial results for the quarter. Following that, we will open up the call up for questions.

I'd like to begin with an overview of the company's Safe Harbor language. Some of the discussions today may include forward-looking statements. Actual results could differ materially from statements made today. Please refer to Sterling's most recent 10-K and 10-Q filings for a more complete description of risk factors that could affect these projections and assumptions. The company assumes no obligation to update forward-looking statements as a result of new information, future events or otherwise.

With that out of the way, I'd like to turn the call over to Joe.

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Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. Thanks, Jennifer, and good morning everyone. I would like to start-off by thanking our 2,000 Sterling employees for achieving a record fourth quarter in an all-time record year. It's always a great accomplishment to set a new record. But what makes us accomplishment even more amazing is it was done in a quarter and a year that had some of the worst weather conditions we have ever seen in our company's history. Versus the fourth quarter prior year, our revenues were relatively flat, but our gross margin increased 110 basis points to 10.5%. Our net income increased 80% to $5.6 million and our earnings per share increased 91% to $0.21 per share. For the year, revenues grew a solid 8.3%, gross margin improved 103 basis points, and net income increased a 117%. Our combined backlog grew 15% to $1.14 billion and the mix of our non-heavy highway revenue grew to 42%, another significant step forward towards our 2021 goal of 50% or greater. In addition, we paid off over $11 million of debt and repurchased nearly 600,000 shares through today. All while growing our year-end cash balance to over $94 million. These types of results in adverse conditions not only demonstrate the caliber and skill of our people, but also show the strength of our strategy and our continued focus on bottom line growth. As we look ahead to 2019, our markets remain strong and we have yet to see any signs of slowdowns in spending. Our backlog is at a record high and our margins in backlog continue to grow. We have seen two of the first three federal infrastructure bills go through and remain optimistic that the next bill will focus on highway and transportation funding. On the housing front, our markets continue to be a strong as ever. Over 1,000 people a day continue to move to Texas. So we have seen housing prices increase due to both interest and material inflation. The relative cost of a home in Texas is still very affordable versus the states in which people are migrating from. And the Dallas and Houston markets still remain the number one and number three markets in the U.S. with predictions that housing starts in Houston could actually overtake Dallas sometime in 2019. Our strategy going forward remains the same with one exception. In 2019, we have added an additional element focused on attracting, developing and retaining our employees, as well as the best and brightest external talent both inside and outside our industry. We believe the only thing standing in our way of accomplishing our strategic objectives is having enough of the right people to support the effort. By further developing our people and adding diverse thought along the way, we will take the company even further than we ever imagined. For 2019, we expect our full year revenues to be between $1.075 billion and $1.095 billion and net income to be between $29 million and $32 million. This represents a 20% year-over-year organic improvement. With that, I'd like to turn it over to Ron to give you more details on the quarter, the year and our 2019 outlook. Ron? ... Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. Thanks, Joe, and good morning. I'm pleased to discuss the best quarterly results and the best annual results that Sterling has had in its history. At December 31, 2018, our heavy civil construction segment backlog was $851 million compared to $745 million at the end of 2017. The gross margin in our year-end 2018 backlog was 8.5% compared to 8.4% at the beginning of the year. 3 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Unsigned low bid awards totaled $292 million, an increase from $250 million at the end of 2017. We refer to the combination of our backlog and unsigned low bid awards as combined backlog. We finished 2018 with combined backlog of $1.143 billion a 15% increase over $995 million at the end of 2017. Our gross profit and combined backlog increased to 8.9% at December 31, 2018 from 8.3% at the end of 2017. For 2018 book to burn factor was 117% and 112% for combined backlog and backlog, respectively. Just as a reminder that our backlog is combined – comprised entirely of heavy civil disruption projects, residential construction which accounted for 15% of our consolidated revenues does not report backlog reflecting the short- term performance cycle of residential concrete slabs. Revenues for the fourth quarter of 2018 were $255 million, essentially flat with our 2017 comparable quarter. Our full year 2018 revenues totaled $1.038 billion, an increase of $80 million or 8% over 2017. Approximately 55% of the annual revenue increase is attributable to residential construction with a balance of 45% relating to heavy civil construction. The residential construction markets in our primary geographies continue to see steady growth. Our business in Dallas-Fort Worth, which is our principal residential market, continues to perform in excess of overall market growth rates. The heavy civil construction revenue variation for both 2018 periods were primarily from our two large construction joint-venture projects in the Rocky Mountain region. Both of these projects were substantially completed in late 2018. Period-over-period 2018 revenues from these projects decreased by $25 million in the fourth quarter and $50 million for the full year of 2018. These declines were offset by significant 2018 commercial, aviation and other non-heavy highway revenue increases totaling $10 million in the fourth quarter and $102 million for the full year. Our 2018 commercial, aviation and other non-heavy highway projects accounted for 42% of our heavy civil construction revenues, a 10% increase from 32% of revenues in 2017. This metric reflects significant progress towards our strategic intent to bring heavy highway and other civil activities closer to a 50/50 balance. Gross profit was $26.7 million in the 2018 fourth quarter, an increase of $2.8 million from the prior year quarter. Gross margin grew 110 basis points to 10.5%. Heavy civil construction gross margin improved by 140 basis points primarily as a result of our improving mix of our backlog. Residential construction provided an incremental 110 basis points to the consolidated fourth quarter gross margin. Full year 2018 gross profit increased to $110.3 million or 10.6% of revenues compared to $89 million or 9.3% of revenues in 2017. Approximately 48% of the year-over-year increase in gross profit was attributable to the inclusion of the full year of our results and organic growth of residential construction in 2018. The remaining 52% improvement in gross profit related to improved results of heavy civil construction. Our general and administrative expense for the fourth quarter of 2018 and the full year was $12.3 million and $50.6 million, respectively. Our G&A expense as a percent of revenue was 4.9% for the full year of 2018, a 10 basis point decrease from 2017. Other operating expense was $17.1 million for the full year of 2018, an increase of $2.3 million. The increased expense is primarily the result of higher members' interest expense, which was driven by the sharing of improved earnings from our consolidated 50% owned subsidiaries. Operating income for 2018 fourth quarter was $9.2 million, an increase from $7 million for the comparable 2017 quarter. Operating income for the full year 2018 totaled $42.6 million, a 63% increase over 2017. The operating income growth was driven by stronger performance from both of our operating segments. 4 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Heavy civil construction's 2018 operating income essentially doubled to $21.5 million over 2017. The improved operating performance was driven by higher gross profit and backlog and the successful completion of several large projects in Hawaii and in the Rocky Mountain region. Residential construction operating results improved as a result of the inclusion of the full year results in 2018 compared to the three months – sorry, the three quarters of ownership in 2017. Additionally, the continued growth of housing starts in the Dallas-Fort Worth area delivered increased margins and revenues. Interest expense for the 2018 fourth quarter was essentially flat with a comparable 2017 quarter due to savings from lower total borrowings being offset by the higher 2018 interest rate environment. The $2.6 million increase of interest expense for the year reflects the full year of acquisition-related borrowings in 2018. Income tax expense increased in 2008 (sic) [2018] (00:13:28) by $0.5 million in the fourth quarter and $1.6 million for the full year. The most significant 2018 income tax expense increase was a non-cash deferred tax provision totaling $1.5 million relating to the amortization of tax deductible goodwill. Finally, non-controlling owners' interest totaled $900,000 in the fourth quarter of 2018 and $4.4 million for the full year. The expense for each of these periods is a reflection of the profit sharing of our Rocky Mountain construction joint venture projects. The net effect of all these items resulted in fourth quarter net income of $5.6 million or $0.21 per diluted share compared to fourth quarter 2017 net income of $3.1 million or $0.11 EPS. Our full year net income was $25.2 million or $0.93 per diluted share compared to a full year 2017 net income of $11.6 million or $0.43 per share. Our 2018 EBITDA which we define as net income plus net interest expense, income taxes, depreciation and amortization totaled $55 million, a 13% improvement over $48.7 million in 2017. Now, let's move toward liquidity and balance sheet. During 2018 we utilized our $39.5 million of cash flow from operating activities to invest in $13.2 million in fixed assets, repay $11.6 million of debt, and return $4.7 million to our shareholders by repurchasing 467,000 shares of common stock at a weighted average cost of $10.14 per share. We ended the year with a cash balance of $94.1 million and debt of $82 million. At the end of 2018 our cash exceeded our consolidated debt by $12.1 million, an improvement of over $18 million from the end of 2017. Now let's move into 2019. Using the foundation of our 2018 combined opening backlog, which exceeds $1.1 billion, we have provided full year 2019 revenue guidance of $1.075 billion to $1.095 billion. Consistent with our prior expectations, we anticipate low single digit heavy civil construction revenue growth in 2019. Our 2019 heavy highway construction revenue growth is negatively impacted by the late 2008 substantial completion of large construction joint venture projects. These projects generated $85 million of revenue in 2018. We expect our large unsigned Rocky Mountain region projects to begin construction in 2019. However we do not anticipate substantial revenue from these new projects until late in the year. Given our solid 2018 residential construction results and our expectations of continuing strong housing start in our primary markets including our recent entry into the Houston market, we believe residential construction revenue growth will be in the low double digits. We anticipate net income attributable to Sterling common shareholders to be in the range of $29 million to $32 million, and we expect full year 2019 diluted average shares outstanding to approximate 27 million shares. Additionally, we expect our 2019 EBITDA to be in the range of $58 million to $61 million. 5 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Lastly top model some of our other significant income statement line items and other matters on a full year basis, we expect the following in 2018. We anticipate our typical seasonality to be consistent with our recent history, our strongest revenue quarters will remain the second and third quarters, and our first and fourth quarters will be the seasonally lowest revenue quarters. Consolidated gross margin is expected to be between 10% and 10.5%. General and administrative expense is expected to be slightly less than 5% of revenues. Other expense net is anticipated to be $13 million to $14 million and includes members' interest expense which is the sharing of income of our consolidated 50% on subsidiaries and related Tealstone earn out expense. We believe net interest expense will be in the range of $10 million to $11 million. Our effective income tax rate is expected to be approximately 9% of pre-tax income or approximately $3 million of tax expense for the year. A significant majority of income tax expense will be covered by our NOLs and accordingly will be a non-cash charge. Lastly, we expect our construction JV non-controlling interest expense to be between $1 million and $2 million. Now, I'll turn the call back over to Joe. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. Thanks, Ron. In summary, another outstanding performance by the Sterling team. A record quarter and a record year in some very adverse conditions. We were one of the few companies that raised guidance in Q3 and did not back off in Q4. Our markets remained strong as we go into 2019 and our backlog is at an all-time high. Our strategy is working as planned. Our margins and backlog continue to grow and our execution continues to excel. We will continue to utilize our excess cash to grow through acquisitions further buy down debt and buy back stock, but we always have more to do, Sterling is positioned to have a another record year in 2019. With that I'd be happy to open it up for questions. 6 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 QUESTION AND ANSWER SECTION Operator: Thank you. At this time we will be conducting a question-and-answer session. [Operator Instructions] Our first question is coming from Bill Newby of D.A. Davidson. Please go ahead with your question. ... William Newby Analyst, D.A. Davidson & Co. Q Good morning guys, and congrats on a great quarter and year. ... Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. A Thanks, Bill. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Thanks, Bill. ... Jennifer Maxwell Director-Investor Relations, Sterling Construction Co., Inc. A Good morning, Bill. ... William Newby Analyst, D.A. Davidson & Co. Q Just to kick it off Joe, you mentioned a little shift in the strategy and I guess, some more emphasis on attracting and retaining labor. Could you just maybe provide a little bit more color on what you guys are hoping to accomplish there and what you guys are implementing? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah. So [indiscernible] (00:21:13) just in an addition. When we were going through our strategic planning session, we go through every year and kind of lay out the next three years. And just watching the labor market continuing to tighten over the last year, we realized as a company, we've got to do more keeping – making sure we're keeping our key talent in developing them as fast as we can for kind of the next level and next evolution of the company. But also what can we do to retain not only then, but to attract outside talent both in and outside the industry as we go forward. The labor market is continuing to get more and more competitive. And our needs are continuing to grow and grow as we grow the company. So, we put in place a Chief Talent Officer, Kate recently joined the company, who has a vast amount of experience. And if you think of it Bill, we're looking at it from the operator all the way up to the C- Suite. So, for the operators we're working on how do we go back and start getting kids involved late in high school or early before they're going into college, that would be potentially interested in being operators working with the 7 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 State of Texas and looking at some other programs in other states to get funding to help train and develop those individuals and bring them into the company at that level. That would be the operator level. And the professional level working with key universities instituting both co-op and internships with these universities, so that we're pulling kids out early in their college career. They get to understand who we are as a company, we can understand who they are. We can move them around through – for two to three years throughout their college and hopefully, they become our employees on the back-end, they hit the ground running and we understand. And then as you get above that more so on, how do we develop, we got some great people in our business, how do we develop them to be business leaders and to run the business and ultimately, someday run the company. So, how do we do that? We have not done that historically, it's – when you're not making a lot of money, it was difficult for the company I'm sure to invest at that point in time. But where to the point where we really have to invest in the future of our people. ... William Newby Analyst, D.A. Davidson & Co. Q Right, right. Well, that's helpful. And then I guess you guys are making some pretty dramatic progress towards this 50/50 split in heavy highway versus non-heavy highway. Is there a chance you guys can move up this target from 2021 to something a little bit sooner? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A We would like to and I think as we talk about the uses of cash, the first priority would be acquisitions and then the second and third are a balance between what's the stock prices and what's the [ph] debt by now (00:24:14) benefit. We're unfortunately not to a point that we have something lined up that we talk about on the acquisition front, but that's the area we're looking at and that could further accelerate our diversification and get us there before 2021. We're still on track to be there at 2021 maybe slightly earlier, but candidly, we'd like to get there as fast as we can. ... William Newby Analyst, D.A. Davidson & Co. Q I mean, Joe is there a chance that you guys could go past that 50/50 split and start to shed even more towards non-heavy highway type work... [indiscernible] (00:24:51) ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah, I think... ... William Newby Analyst, D.A. Davidson & Co. Q ...comes along? ... 8 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah I don't think you're going to see us go 75/25, but I think we would feel very good if we were at more of a 60/40 split of non- and heavy highway. ... William Newby Analyst, D.A. Davidson & Co. Q Okay. ... Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. A I would say one of the reasons I spoke to the Rocky Mountain business in some detail on revenue is that maybe for the first time this year and last year, we have some elephants and what the elephants do is cause sort of unique revenue trends that are not really consistent growth, but the timing of project revenues. So I think as I mentioned that part of 2018 is probably at its low for our major projects to kick off. Now the good news is these are two or three year projects, so they take a while. So we'll see some variation in that just because of the success we've had in that region of doing large, larger projects multi-year projects. So that's one of the things that's relatively new for us, which is why I tried to help to throw that wrench into the mix of totally predictable revenues and a steady march to that 50/50 objective. ... William Newby Analyst, D.A. Davidson & Co. Q Understood. Understood. I've got a couple of more, but I'll jump back in the queue and let someone else take a shot. Thanks guys. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Okay. Thanks, Bill. ... Operator: [Operator Instructions] Our next question is coming from Tahira Afzal of KeyBanc Capital Markets. Please go ahead with your question. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Hey, Joe and Ron. Congrats on a very strong year. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Thank you Tahira. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q So I guess my first question is given how successful you've been in terms of diversification and given the backlog profile prospects you are seeing, what do you think your peak margins potentially could be a couple of years out? 9 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Well, as we said in the past when we get to, I call it the 50/50 blend, and continue to grow up the residential and evaluate how do we get into one or two more adjacent markets, our objective is to get our combined gross margins north of 12.5%. So if you kind of think of that heavy highway being in the high single digits, the non-heavy highway civil being in the low-to-mid teens and then some of these adjacent markets being in the high teens, you kind of get that blended average depending on the revenue mix to where that's, call it 12.5% and moving towards 15%. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Got it, okay. And Joe, I mean, if you look a couple of years out, inventibly, obviously the secular trends in Texas do support a strong residential trend, but what are you impeding about the residential [indiscernible] (00:27:46) if you look at few years back in your business? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah. I think it will slow down at some point in time, all our markets do and we never like to talk about that and we hope that it never happens, but it's a reality. And that's really a significant part of our strategy, so what – if you think today Dallas and Houston are number one and number three markets. One of the importance for us in replicating the Dallas market into Houston and hopefully between now and the time the slowdown starts we can even start one more additional market, is that we can offset some of that decline through expansion and taking up market share in the other markets so that we don't see or feel the full impact of whatever that housing decline is going to be. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Got it. And looking at my own tax bill here in New York, it won't be a bad idea for me to shift down too, Joe, so... ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A You're welcome anytime. The door is open. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q So – and I guess the last question and I'll hop back in the queue, you've clearly delivered on your transformation, the company is much stronger, do you feel confident really stepping out and doing even more transformational acquisitions at this point or looking at bigger acquisitions, but within your comfort zone? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah. I think, first, we're not going to go too far from our knitting. We want to take kind of what we do and it maybe go in one step with it is really what we'd like, but we are feeling more and more comfortable with bigger and bigger opportunities that are out there. The biggest challenge is finding that right opportunity that – we have been extremely selective. And some people may be critical of that, but it's absolutely critical to us that not only does the business have to be a right strategic fit, but it's absolutely critical that that management team of that business is a 10 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 team that we feel very comfortable with, it can continue to run that business, grow that business and do great things as part of Sterling. And as you can imagine a lot of times when you're looking at these businesses, they're selling because they want out and that's not something we're looking for. So critical that the management team is top notch. It's a strategic fit kind of one step from what we're doing today or an overlap into an adjacent market and then, we're pretty flexible on the size. Obviously, [ph] we've got (00:30:30) to pay for it, but we're flexible on the size and would really not have a problem doing a sizable acquisition. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Got it, Joe. I've got a couple more, but I'll hop back in the queue. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Thank you, Tahira. ... Operator: [Operator Instructions] One moment please while we pause for additional questions. We have follow- up questions coming from Bill Newby of D.A. Davidson. Please go ahead. ... William Newby Analyst, D.A. Davidson & Co. Q Hey, Joe. Just one more on the resi business. I mean, you kind of mentioned that just talking about expanding into a couple of more markets in Texas. Is that something that you guys could explore this year? I guess where are you guys out with that Houston expansion and how far away is the next market? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah, we are exceeding very well in Houston. The team has done a great job. I wish I could show everybody what – we're talking about doing a time-lapse video to give you a perspective of the speed and efficiency in which the Tealstone business can operate and put these slabs in. So we're very happy with the progress in the Houston market. Bill, what's going to limit us to going to another market is we want to run out of some of the runway in Houston. And if you think of the number one and number three market, we theoretically can double the size of the business just by expanding into the Houston market and we would rather take that fairly far down the road before we jump into yet another market and potentially give up opportunities within the Houston market. So, I don't see us expanding anywhere outside of Houston certainly in 2019. We have a long way to go to grow in the Houston market [indiscernible] (00:32:23). ... William Newby Analyst, D.A. Davidson & Co. Q Okay. Very helpful. Appreciate it. Congrats again. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A 11 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Thank you. ... Operator: Thank you. Our next question is coming from Tahira Afzal of KeyBanc Capital Markets. Please proceed with your follow-up questions. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Thanks a lot. And this might be more for Ron, just wanted to get a sense as your profile is changing of your customers, Ron. What implications does that have for your free cash flow DSOs that we should take into account? ... Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. A So far it's – it has – the positive [indiscernible] (00:32:58) about the heavy civil side is when you're working with the DOTs of the world, it's pretty predictable cash flow. It's a... ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Right. ... Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. A ...little bit less predictable when you move on to those – to the developer side of the commercial things and otherwise. But we haven't seen a significant shift in it, a bit but not much. So, I don't think it really didn't impact. This year, we had good cash flow coming out of our projects. So, we might see a little bit but I wouldn't – it's not going to move the needle much. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Got it. And then if I really take what you're saying about your market trends which on the secular side, I have to agree with in Texas and some of the other areas, take the infrastructure stimulus, which could still potentially happen, and then really look at your margin profile. Would you be continued to be a big buyers of your stock price at this point? I mean, it seems potential could be much higher than what some of us were anticipating. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah I'm bullish on it. I think – who knows Washington is always a tough thing to predict, but I would have also – I would also tell you that I was pleasantly surprised that both the airport bill and the water bill have passed in the midst of all the gymnastics that are going on and really nobody's talking about it. They passed in the middle of the night and have gotten through. And there's a lot of talk including the Vice President came out just last week or the week before relating to the focus on highway and transportation funding. And he was actually a little bullish predicting that something would come out this year. So we'll see. So that's only going to help matters and creates the stability there long term and everything I've seen would actually add funding to it. So we are – as I say Tahira, we've come a long way in the last couple years. 12 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Right. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A But I still feel like we're just at the beginning of this journey and where we're going to get to and what this company really could be over the next three years. ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q And with the stimulus, could you [ph] suddenly (00:35:16) sort of see yourself growing from the mid-single digit to the high single digit rate labor constraints permitting, Joe? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah, one or two things. Certainly the amount of jobs will increase. What is – what would be more exciting to me is that we would see the margins pick up 2 or 3 points on the highway business relatively quickly as people had less labor available, [indiscernible] (00:35:45). So we'd tightened up some of the pricing and then... ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Right. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A ...it would naturally pick up the volume after the pricing. Ideally, we'd like to see the pricing move first and then pick up incremental... ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Right. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A ...volume [ph] after that (00:35:56) ... Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Q Got it. Thank you very much. [indiscernible] (00:35:59). ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Thanks, Tahira. ... 13 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. A Thanks, Tahira. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Appreciate it. ... Operator: Thank you. Our next question is coming from Gerry Heffernan of Walthausen. Please go ahead with your questions. ... Gerard Splane Edward Heffernan Portfolio Manager, Walthausen & Co. LLC Q Good morning, gentlemen and thank you very much for the results that you delivered here today. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Thanks Gerry. ... Gerard Splane Edward Heffernan Portfolio Manager, Walthausen & Co. LLC Q I wanted to talk about talent a little bit more if we could and bring this into acquisitions. When we had spoken about acquisitions in the past, there was a kind of strategic views or something that out there that gets us a bit more into the non-highway business whereas it geographically, at what point or how would you say today, you are looking at simply the manpower associated with an acquisition as opposed to specifically what their job is, the idea being – and if you give me the people, I can morph the business into what I'd wanted to be and the people is really the most important part at the moment. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah, it's very interesting. I believe Gerry that at some point in time if an infrastructure bill goes through and the economy stays robust, we're going to see companies start to buy other companies for resources, right not as much of a market play or anything else just to get the pure resource. Today, I would look at it maybe a little – we're not there yet, but I would look at it a little differently. What we strategically look at within the acquisition is if we could get an acquisition as an example that did light work to what we do in a different market with a different end customer, could we actually shift highway assets and resources to that business to grow it faster? Because it would be a higher margin business higher cash, better cash flow all of those things. So today, we've looked at it a little bit differently as we've look to some acquisitions, but I do believe as we go forward, the labor not only in our space but all the spaces is continuing to get tighter and we will see activities of people buying businesses just for that raw horsepower. ... 14 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Gerard Splane Edward Heffernan Portfolio Manager, Walthausen & Co. LLC Q Okay. That's very interesting. It's a very interesting dynamic that that we're living through here. An additional question in regards to non-highway business. Certainly a lot of talk about energy projects and significant growth related aspects to energy whether it'd be LNG plants [indiscernible] (00:38:47). Is there anything in that vein of business that you find interesting or something that you guys are looking at? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Yeah, it's interesting you asked the question. We just started that kind of a [ph] Skunk Works (00:39:01) initiative inside. We have a foundation business that does shafts and underground foundations, so think of drilling a hole filling it with concrete and for power lines, for bridges, all that kind of stuff. It's predominantly work in the heavy highway side in our bridge projects. We just started working with a couple of the power utilities on some other expansions with overhead power lines. There's a tremendous amount of funding and activity going into it, and we're looking at a few projects, small projects – we've got a few projects in that area. When it comes to the LNG projects and those sort of things, highly unlikely, we're going to get into that particular space. But I think in the power lines and even some of the pads related to some of the renewable energy stuff may make sense to us to [ph] dabble it (00:40:02). ... Gerard Splane Edward Heffernan Portfolio Manager, Walthausen & Co. LLC Q Okay. And I guess as a last thing here, I'm listening to what really seems like a really good period for your business right now. And this talent development pool as part of the asset management business, is it too late for me to be part of that? ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Never too late. ... Gerard Splane Edward Heffernan Portfolio Manager, Walthausen & Co. LLC Q And thanks – thanks a lot, guys. ... Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. A Thanks. ... Ronald A. Ballschmiede Executive Vice President & Chief Financial Officer, Sterling Construction Co., Inc. A Thank you. ... Operator: Thank you. At this time, I'd like to turn the floor back over to Mr. Cutillo for closing comments. ... 15 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC

Sterling Construction Co., Inc. (STRL) Corrected Transcript Q4 2018 Earnings Call 05-Mar-2019 Joseph A. Cutillo President, Chief Executive Officer & Director, Sterling Construction Co., Inc. Thanks, again, everyone for joining our call today. If you wish to schedule a call, please feel free to contact our Director of Investor Relations, Jennifer Maxwell or our partners at The Equity Group. Their contact information can be found at the bottom of the press release, and again, thanks everybody and have a great day. ... Operator: Ladies and gentlemen, thank you for your participation. This concludes today's conference. You may disconnect your lines at this time and have a wonderful day. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this information do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON-INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR REVENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2019 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved. 16 1-877-FACTSET www.callstreet.com Copyright © 2001-2019 FactSet CallStreet, LLC